*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholders' Meeting to Be Held on October 21, 2014.

CINTAS CORPORATION

CINTAS
THE SERVICE PROFESSIONALS

CINTAS CORPORATION
6800 CINTAS BOULEVARD
P.O. BOX 625737
CINCINNATI, OH 45262-5737
ATTN: JUDY GIRTY

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: August 25, 2014
Date: October 21, 2014 **Time:** 10:00 A.M. EDT
Location: Cintas Corporation
6800 Cintas Boulevard
Cincinnati, OH 45262

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT   PROXY CARD

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents for this meeting and/or future shareholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 7, 2014 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

For information on how to obtain directions to be able to attend the Annual Meeting and vote in person, please contact Cintas Corporation's Investor Relations department at 1-513-701-2079.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M77859-P55360

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

   1a. Gerald S. Adolph

   1b. John F. Barrett

   1c. Melanie W. Barstad

   1d. Richard T. Farmer

   1e. Scott D. Farmer

   1f. James J. Johnson

   1g. Robert J. Kohlhepp

   1h. Joseph Scaminace

   1i. Ronald W. Tysoe

The Board of Directors recommends you vote FOR the following proposal:

2. To approve, on an advisory basis, named executive officer compensation.

The Board of Directors recommends you vote FOR the following proposal:

3. To approve Amendment No. 4 to the Cintas Corporation 2005 Equity Compensation Plan.

The Board of Directors recommends you vote FOR the following proposal:

4. To ratify Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2015.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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